UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

Altus Midstream Company

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2019, the board of directors (the “Board”) of Altus Midstream Company (the “Company”) appointed Christopher J. Monk as a new director of the Company’s Board, with a term expiring at the Company’s annual meeting of stockholders in 2020. Mr. Monk was designated by Apache Corporation (“Apache”) to fill a vacancy on the Board. Mr. Monk is an employee of Apache and, as such, does not receive additional compensation for the services he will provide as a member of the Company’s Board.

No material plan, contract, or arrangement was entered into or materially amended, and there was no grant or award to Mr. Monk or modification thereto under any such plan, contract, or arrangement, in connection with his appointment to the Board. Mr. Monk has (i) no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, (ii) no arrangements or understandings with any other person pursuant to which he was selected as a director, and (iii) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K other than through his employment with Apache.

Mr. Monk currently serves as Director, Market Strategies at Apache. Mr. Monk joined Apache as Manager, Energy Fundamentals in 2018. Prior to joining Apache, Mr. Monk served as Portfolio Manager at Hudson Ridge Asset Management (“Hudson Ridge”), an energy investment manager, where he was responsible for trading and research in the natural gas market. Before joining Hudson Ridge in 2013, Mr. Monk held a variety of roles between 2007 and 2012 in ConocoPhillips’ Commercial Supply and Trading group. Mr. Monk holds a Bachelor of Science in Physics from Texas A&M University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date: December 20, 2019	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary